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                                                                   Exhibit 21.01


                         StrandTek International, Inc.
                                 Exhibit 21.01
           Form 10-KSB for the fiscal year ended September 30, 2001


StrandTek International, Inc., a Florida corporation, is a wholly owned subsidiary of the Registrant.